SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                   FORM 8-K/A

                                (Amendment No.1)

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                      December 30, 1996 (October 17, 1996)
                          ----------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                      001-14162                     94-3211970
----------------                 ----------                   -------------
(State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                  I.D. Number)
 incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
       -----------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code:(415) 343-9300
                                                           -------------

Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on November 1, 1996, to file the Pro Forma Financial Statements of the Company and exhibits related to the acquisition of the TRP Properties (as defined in such Form 8-K) and the acquisition of the Carlsberg Properties previously reported in the Company's Current Report on Form 8-K filed with the Commission on December 4, 1996, and defined therein.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)    FINANCIAL STATEMENTS

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  5

                     Statement of revenues and certain expenses
                     of the TRP Properties for the nine
                     months ended September 30, 1996 (unaudited)
                     and for the year ended December 31, 1995.                 6

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  9

                     Statement of revenues and certain expenses
                     of the Carlsberg Properties for the nine
                     months ended September 30, 1996 (unaudited)
                     and for the year ended December 31, 1995.                10

              (b)    PRO FORMA FINANCIAL STATEMENTS

The accompanying pro forma financial statements represent the Company's consolidated balance sheet and consolidated statement of operations as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995, as if the transactions and the Consolidation (discussed below) took place on January 1, 1995.

The pro forma adjustments reflect: (a) the acquisition of the TRP Properties and the Carlsberg Properties; (b) the new debt and interest thereon and (c) the effect that these adjustments have on minority interest.

The Pro Forma information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

                     Pro Forma Consolidated Balance Sheet at
                     September 30, 1996 with accompanying notes
                     and adjustments                                          13

                     Pro Forma Consolidated Statement of
                     Operations for the nine months ended
                     September 30, 1996                                       16

                     Pro Forma Consolidated Statement of
                     Operations for the year ended
                     December 31, 1995                                        18

                     Notes and adjustments to Proforma Consolidated
                     Statements of Operations for the nine months
                     ended September 30, 1996 and the year ended
                     December 31, 1995                                        20

The As Adjusted financial statements represent the Company's consolidated statement of operations for the year ended December 31, 1995 as if the consolidation (the "Consolidation") of eight predecessor California Limited partnerships (Equitec Income Real Estate Investors B, Equitec Income Real Estate Investors C, Equitec Income Real Estate Investors-Equitec Fund 4, Equitec Mortgage Investors Fund IV, Equitec 79 Real Estate Investors, Outlook Properties Fund IV, Glenborough All Suites Hotels, L.P. and Glenborough Pension Investors) (the "Partnerships") and Glenborough Corporation (previously disclosed on Forms 8-K and 8-K/A filed with the Commission on January 15, 1996 and March 15, 1996, respectively) had taken place on January 1, 1995.

The As Adjusted information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

The   following   financial   statements   reflect  the  unaudited  As  Adjusted
Consolidated Financial Statements of Glenborough Realty Trust Incorporated for the year ended December 31, 1995.

                     Glenborough Realty Trust Incorporated
                     As Adjusted Consolidating Statement of
                     Operations with accompanying notes and
                     adjustments                                              23

                     Glenborough Realty Trust Incorporated
                     As Adjusted Historical Combining
                     Statement of Operations with
                     accompanying notes and adjustments                       27

                     Glenborough Realty Trust Incorporated
                     As Adjusted Statement of Hotel Lessor
                     Operations with accompanying notes
                     and adjustments                                          30

                     Glenborough Hotel Group ("GHG") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                       32

                     Glenborough Corporation ("GC") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                       36

                     Glenborough Inland Realty Corporation
                     ("GIRC") As Adjusted Statement of
                     Operations with accompanying notes
                     and adjustments                                          40

              (c)    EXHIBITS

                     Contribution agreement related to the acquisition of the TRP Properties.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of the TRP Properties, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the TRP Properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the TRP Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

San Francisco, California
July 9, 1996


                                 GLENBOROUGH REALTY TRUST INCORPORATED
                            STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                          THE TRP PROPERTIES
                       For The Nine Months Ended September 30, 1996 (Unaudited)
                                 And The Year Ended December 31, 1995
                                            (in thousands)



                                                Nine Months
                                                   Ended                                    Year
                                               September 30,                                Ended
                                                   1996                                 December 31,
                                                (Unaudited)                                 1995
                                              ---------------                          --------------


REVENUES                                             $ 5,979                                  $ 7,336

CERTAIN EXPENSES:
         Operating                                     1,338                                    1,854
         Real estate taxes                               543                                      694
                                                     -------                                  -------
                                                       1,881                                    2,548
                                                     -------                                  -------

REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES                                            $ 4,098                                  $ 4,788
                                                     =======                                  =======
























                   The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED
            NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                               THE TRP PROPERTIES
            For The Nine Months Ended September 30, 1996 (Unaudited)
                      And The Year Ended December 31, 1995


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
     POLICY

     Property Acquired - The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the following TRP Properties (the "TRP Properties") acquired by Glenborough Realty Trust Incorporated (the "Company") from Trust Realty Partners, an unaffiliated third party.

Property                                                  City                   State           Type
--------                                                  -----                  -----           ----
Auburn North                                              Auburn                 WA              Shopping Cntr
One Professional Square                                   Omaha                  NB              Office
Warner Village Medical Center                             Fountain
                                                          Valley                 CA              Office
The Globe Office Building                                 Mercer
                                                          Island                 WA              Office
Rancho Bernardo R & D Center                              Rancho
                                                          Bernardo               CA              Industrial
Hoover Industrial Center                                  Mesa                   AZ              Industrial
Walnut Creek Business Center                              Austin                 TX              Industrial
Mercantile Industrial I                                   Dallas                 TX              Industrial
Quaker Industrial (formerly
         Mercantile Industrial II)                        Dallas                 TX              Industrial
Pinewood Industrial (formerly
         Mercantile Industrial III)                       Arlington              TX              Industrial
Villas de Mission Apartments                              Las Vegas              NV              Multifamily
Sahara Gardens Apartments                                 Las Vegas              NV              Multifamily

     Basis of Presentation - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the TRP Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties; however, the Company is not aware of any material factors relating to the TRP Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the TRP Properties.

     These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     The financial information presented for the nine months ended September 30, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the TRP Properties.

     Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

2.       LEASING ACTIVITY

     The minimum future rental revenues from leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands)

                         Year                       Amount
                  ------------------             ---------
                  1996 (three months)            $     903
                  1997                               2,993
                  1998                               1,845
                  1999                               1,270
                  2000                                 734
                  2001                                 475
                  Thereafter                         1,020
                                                 ---------
                  Total                          $   9,240
                                                 =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $395 (unaudited) for the nine months ended September 30, 1996, and $418 for the year ended December 31, 1995. Certain leases contain lessee renewal options.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of the Carlsberg Properties, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Carlsberg Properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Carlsberg Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

San Francisco, California
November 15, 1996


                                  GLENBOROUGH REALTY TRUST INCORPORATED
                             STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                         THE CARLSBERG PROPERTIES
                         For The Nine Months Ended September 30, 1996 (Unaudited)
                                   And the Year Ended December 31, 1995
                                              (in thousands)



                                                                  Nine Months
                                                                     Ended                      Year
                                                                 September 30,                  Ended
                                                                     1996                   December 31,
                                                                  (unaudited)                   1995
                                                                  ----------                 -----------

REVENUES                                                           $   2,291                   $   2,836

CERTAIN EXPENSES:
         Operating                                                       650                         783
         Real estate taxes                                               206                         278
                                                                   ---------                   ---------
                                                                         856                       1,061
                                                                   ---------                   ---------


REVENUES IN EXCESS OF
         CERTAIN EXPENSES                                          $   1,435                   $   1,775
                                                                   =========                   =========


























                    The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED
        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                            THE CARLSBERG PROPERTIES
            For the Nine Months Ended September 30, 1996 (unaudited)
                      and the Year Ended December 31, 1995


1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICY

     Properties Acquired - The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation") of the following five properties (the "Carlsberg Properties") acquired by Glenborough Realty Trust Incorporated (the "Company"), from an unaffiliated third party.

Property                                                  City                   State         Type
--------                                                  -----                  -----         ----
Sonora Plaza                                              Sonora                 CA            Shopping Cntr
Vintage Pointe (formerly
         Carlsberg Plaza)                                 Phoenix                AZ            Office
Hillcrest Office Plaza                                    Fullerton              CA            Office
Dallidet Professional Center                              San Luis
                                                          Obispo                 CA            Office
Trade Winds Financial Center                              Mesa                   AZ            Office

     Basis of Presentation - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Carlsberg Properties for the periods presented. Certain expenses may not be comparable to the expenses incurred by the Company in the future operations of the Carlsberg Properties; however, the Company is not aware of any material factors relating to the Carlsberg Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Carlsberg Properties.

     These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     The financial information presented for the nine months ended September 30, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Carlsberg Properties.

     Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

                      GLENBOROUGH REALTY TRUST INCORPORATED
        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                     THE CARLSBERG PROPERTIES - (Continued)
            For the Nine Months Ended September 30, 1996 (unaudited)
                      and the Year Ended December 31, 1995


2.   LEASING ACTIVITY

     The minimum future rental revenues from leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands):


                  Year                              Amount
                  ------------------             ---------
                  1996 (three months)           $      640
                  1997                               2,492
                  1998                               2,122
                  1999                               1,629
                  2000                               1,476
                  2001                               1,179
                  Thereafter                         5,536
                                                 ---------
                  Total                         $   15,074
                                                 =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $195 (unaudited) for the nine months ended September 30, 1996 and $231 for the year ended December 31, 1995. Certain leases contain lessee renewal options.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                                    (in thousands, except shares)
                                                          September 30, 1996
                                                             (Unaudited)

                                                                                               Property
                                                                      Historical(1)         Acquisitions(2)              Offering(3)
                                                                    --------------          --------------               -----------
ASSETS
Rental property, net                                                     $  99,165               $  64,388                 $     ---
Investments in Associated Companies
 and Glenborough Partners                                                    6,189                     500                       ---
Investments in management contracts
 and other, net                                                                355                     ---                       ---
Mortgage loans receivable, net                                               7,213                   3,600                       ---
Cash and cash equivalents                                                      610                 (23,457)                   46,714
Other assets                                                                 5,673                     ---                       ---
                                                                          --------                --------                  --------
    TOTAL ASSETS                                                         $ 119,205               $  45,031                 $  46,714
                                                                          ========                ========                  ========
LIABILITIES
 Mortgage loans                                                          $  29,542               $  25,200                 $     ---
 Secured bank line                                                          29,002                  14,744                       ---
 Other liabilities                                                           3,541                   1,338                       ---
                                                                          --------                --------                  --------
    Total liabilities                                                       62,085                  41,282                       ---
                                                                          --------                --------                  --------

MINORITY INTEREST                                                            8,285                     760                       ---
                                                                          --------                --------                  --------

STOCKHOLDERS' EQUITY
 Common stock (9,661,553 shares
      issued and outstanding)                                                    6                     ---                         4
 Additional paid-in capital                                                 56,147                   2,989                    46,710
 Deferred compensation                                                        (446)                    ---                       ---
 Retained earnings (deficit)                                                (6,872)                    ---                       ---
                                                                          --------                --------                  --------
    Total stockholders' equity                                              48,835                   2,989                    46,714
                                                                          --------                --------                  --------
    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                 $119,205               $  45,031                  $ 46,714
                                                                          ========                ========                  ========










                                                            - continued -


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                         PRO FORMA CONSOLIDATED BALANCE SHEET
                                      (in thousands, except shares) - continued
                                                  September 30, 1996
                                                     (Unaudited)

                                                                                       Repayment
                                                                                       of Debt(4)          Pro Forma
                                                                                       ----------          ---------
ASSETS
Rental property, net                                                                     $    ---           $163,553
Investments in Associated Companies
 and Glenborough Partners                                                                     ---              6,689
Investments in management contracts
 and other, net                                                                               ---                355
Mortgage loans receivable                                                                     ---             10,813
Cash and cash equivalents                                                                 (23,128)               739
Other assets                                                                                  ---              5,673
                                                                                         --------           --------
    TOTAL ASSETS                                                                         $(23,128)          $187,822
                                                                                         ========           ========
LIABILITIES
 Mortgage loans                                                                          $    ---           $ 54,742
 Secured bank line                                                                        (23,128)            20,618
 Other liabilities                                                                            ---              4,879
                                                                                         --------           --------
    Total liabilities                                                                     (23,128)            80,239
                                                                                         --------           --------

MINORITY INTEREST                                                                             ---              9,045
                                                                                         --------           --------

STOCKHOLDERS' EQUITY
 Common stock (9,661,553 shares
      issued and outstanding)                                                                 ---                 10
 Additional paid-in capital                                                                   ---            105,846
 Deferred compensation                                                                        ---               (446)
 Retained earnings (deficit)                                                                  ---             (6,872)
                                                                                         --------           --------
    Total stockholders' equity                                                                ---             98,538
                                                                                         --------           --------
    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                                $(23,128)          $187,822
                                                                                         ========           ========

                      GLENBOROUGH REALTY TRUST INCORPORATED
                 NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED
                     BALANCE SHEET AS OF SEPTEMBER 30, 1996
                        (unaudited, dollars in thousands)

1. Reflects the historical consolidated balance sheet of the Company as of September 30, 1996, which includes the acquisitions of the following properties:

          Property                              Purchase Price
          ----------------------                --------------
          UCT Property                             $18,600,000
          San Antonio Hotel                        $ 2,700,000
          Kash n' Karry Property                   $ 1,540,000
          Bond Street Property                     $ 3,200,000

2. Reflects the acquisition of the Carlsberg Properties (including a note receivable secured by the Grunow Medical Building) and the acquisition of the TRP Properties for total acquisition prices of $19,589 and $43,200, respectively, including acquisition costs of approximately $1,599. These acquisitions were funded with approximately $23,457 of the net proceeds from the Offering, assumption of approximately $25,200 of mortgage debt, borrowings on the secured bank line (the "Facility") of approximately $14,744, and the issuance of 52,386 Operating Partnership units with an aggregate approximate value of $760 and 206,844 shares of unregistered Common Stock with an aggregate approximate value of $2,989. The assumed mortgages bear interest rates of 8.00% to 9.25% and mature between August 1998 and August 2015.

3. Reflects the net proceeds from the Offering. In connection with the Offering, the Company incurred costs of approximately $4,145.

4. Reflects the repayment of borrowings on the Facility of approximately $23,128. After the Offering and the completion of the acquisitions of the Carlsberg and TRP Properties, the Company had approximately $29,382 of remaining borrowing capacity on the Facility.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                             For the nine months ended September 30, 1996
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                                              Facility and              Property
                                                                      Historical(1)           Term Loan(2)           Acquisitions(3)
                                                                      -------------           ------------            --------------
REVENUES
    Rental revenue                                                        $ 11,281                $    ---                  $ 11,376
    Fees and reimbursements from
      affiliates                                                               199                     ---                       ---
    Interest and other income                                                  623                     ---                       ---
    Equity in earnings of
      Associated Companies                                                   1,363                     ---                       ---
    Gain on sale of rental
      properties                                                               321                     ---                       ---
                                                                          --------                --------                  --------
         Total revenue                                                      13,787                     ---                    11,376
                                                                          --------                --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       3,244                     ---                     3,978
    General and administrative                                                 977                     ---                       ---
    Depreciation and amortization                                            2,694                     ---                     1,412
    Interest expense                                                         2,546                   1,681                     1,937
                                                                          --------                --------                  --------
            Total operating expenses                                         9,461                   1,681                     7,327
                                                                          --------                --------                  --------
Income from operations before
 minority interest                                                           4,326                  (1,681)                    4,049

Minority interest                                                             (312)                    ---                       ---
                                                                          --------                --------                  --------
Net income                                                                $  4,014                $ (1,681)                 $  4,049
                                                                          ========                ========                  ========

Net income per share                                                      $   0.70
                                                                          ========

Weighted average number of
    common shares outstanding                                            5,763,742
                                                                         =========












                                                            - continued -


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - continued
                                             For the nine months ended September 30, 1996
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                      Repayment
                                                                      of Debt(4)                  Other(5)              Pro Forma(6)
                                                                      ----------                 ---------              ------------
REVENUES
    Rental revenue                                                     $     ---                  $   (260)               $  22,397
    Fees and reimbursements from
      affiliates                                                             ---                       ---                      199
    Interest and other income                                                ---                       (24)                     599
    Equity in earnings of
      Associated Companies                                                   ---                        79                    1,442
    Gain on sale of rental
      properties                                                             ---                       ---                      321
                                                                        --------                  --------                  --------
         Total revenue                                                       ---                      (205)                  24,958
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       ---                      (128)                   7,094
    General and administrative                                               ---                       150                    1,127
    Depreciation and amortization                                            ---                       (50)                   4,056
    Interest expense                                                      (1,344)                      ---                    4,820
                                                                        --------                  --------                  --------
            Total operating expenses                                      (1,344)                      (28)                  17,097
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         1,344                      (177)                   7,861

Minority interest                                                            ---                      (290)                    (602)
                                                                        --------                  --------                  --------
Net income                                                              $  1,344                  $   (467)                $  7,259
                                                                        ========                  ========                  ========

Net income per share                                                                                                       $   0.75
                                                                                                                           ========

Weighted average number of
    common shares outstanding                                                                                             9,661,553
                                                                                                                           =========





                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                 For the year ended December 31, 1995
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                                              Facility and              Property
                                                                   Historical(1)              Term Loan(2)           Acquisitions(3)
                                                                   -------------              ------------           ---------------
REVENUES
    Rental revenue                                                      $ 13,472                  $    ---                  $ 15,561
    Fees and reimbursements from
      affiliates                                                             260                       ---                       ---
    Interest and other income                                                982                       ---                       ---
    Equity in earnings of
      Associated Companies                                                 1,691                       ---                       ---
                                                                        --------                  --------                  --------
         Total revenue                                                    16,405                       ---                    15,561
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                     4,061                       ---                     5,953
    General and administrative                                               983                       ---                       ---
    Depreciation and amortization                                          3,654                       ---                     1,763
    Interest expense                                                       2,767                     2,202                     3,303
    Loss provision                                                           863                       ---                       ---
                                                                        --------                  --------                  --------
            Total operating expenses                                      12,328                     2,202                    11,019
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         4,077                    (2,202)                    4,542

Minority interest                                                           (281)                      ---                       ---
                                                                        --------                  --------                  --------
Net income                                                              $  3,796                  $ (2,202)                 $  4,542
                                                                        ========                  ========                  ========

Net income per share                                                    $   0.66
                                                                        ========

Weighted average number of
    common shares outstanding                                          5,753,709
                                                                       =========













                                                            - continued -


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - continued
                                                 For the year ended December 31, 1995
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                      Repayment
                                                                      of Debt(4)                  Other(5)              Pro Forma(6)
                                                                     -----------                 ---------              ------------
REVENUES
    Rental revenue                                                     $     ---                  $   (595)                $  28,438
    Fees and reimbursements from
      affiliates                                                             ---                       ---                       260
    Interest and other income                                                ---                       396                     1,378
    Equity in earnings of
      Associated Companies                                                   ---                       106                     1,797
                                                                        --------                  --------                  --------
         Total Revenue                                                       ---                       (93)                   31,873
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       ---                      (273)                    9,741
    General and administrative                                               ---                       200                     1,183
    Depreciation and amortization                                            ---                      (116)                    5,301
    Interest expense                                                      (1,792)                      ---                     6,480
    Loss provision                                                           ---                       ---                       863
                                                                        --------                  --------                  --------
            Total operating expense                                       (1,792)                     (189)                   23,568
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         1,792                        96                     8,305
Minority interest                                                            ---                      (352)                    (633)
                                                                        --------                  --------                  --------
Net income                                                              $  1,792                 $    (256)                 $  7,672
                                                                        ========                  ========                  ========

Net income per share                                                                                                        $   0.79
                                                                                                                            ========

Weighted average number of
    common shares outstanding                                                                                              9,661,553
                                                                                                                           =========



                      GLENBOROUGH REALTY TRUST INCORPORATED
                 NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED
                  STATEMENTS OF OPERATIONS FOR THE NINE MONTHS
          ENDED SEPTEMBER 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995
                        (unaudited, dollars in thousands)

1. Reflects the historical consolidated operations of the Company for the nine months ended September 30, 1996, excluding extraordinary items and Consolidation costs, and the as adjusted consolidated operations of the Company for the year ended December 31, 1995. The as adjusted operations reflect the Consolidation and related transactions as if such transactions had occurred on January 1, 1995. These Proforma Consolidated Statements of Operations should be read in conjunction with the unaudited As Adjusted Statement of Operations of the Company for the year ended December 31, 1995 included on pages 22 to 28 of this Form 8-K/A.

2. Reflects the repayment of the Company's original secured bank line with borrowings on the Company's replacement Facility and Term Loan. The repayment results in a net increase in interest expense consisting of the following:

                                         Nine Months                    Year
                                           Ended                       Ended
                                        September 30,               December 31,
                                            1996                        1995
                                        ------------                -----------
       Interest differential              $  1,461                   $  1,933
       Amortization of new loan fees           221                        295
       Amortization of old loan fees           (56)                       (99)
       Unused Facility fees                     55                         73
                                           -------                    -------
                                          $  1,681                   $  2,202
                                           =======                    =======

The amortization of the new loan fees is based upon total estimated fees and costs of $1,309 over the respective terms of the Facility and Term Loan. The unused Facility fees are based upon 0.25% of the pro forma unused Facility capacity as of September 30, 1996 of approximately $29,382.

The Facility provides for maximum borrowings of up to $50,000, but is limited to a specified borrowing base ($50,000 on a pro forma basis), has an initial term of two years which can be extended an additional three years at the option of the Company, bears interest at LIBOR plus 2.375% (assumed to be 7.750%), requires monthly interest-only payments and requires annual unused Facility fees equal to 0.25% of the unused Facility balance. The Term Loan has a term of two years and bears interest at LIBOR plus 2.375% (assumed to be 7.750%). In connection with obtaining the Facility and Term Loan, the Company incurred commitment fees and other costs totaling approximately $1,309.

3.  Reflects  the  historical  operations  of  the  Carlsberg  Properties,   TRP
Properties, UCT Property, Bond Street Property, Kash n' Karry Property and the San Antonio Hotel.

                               Nine Months Ended September 30, 1996
                             (or portion of 1996 prior to acquisition)
                             ----------------------------------------
                              Carlsberg                        TRP                          UCT
                              Properties                   Properties                    Property
                             -----------                  -----------                   ---------
       Revenues                $ 2,291                    $  5,979                      $  2,290
       Operating expenses         (856)                     (1,881)                       (1,016)
                               -------                     -------                       -------
                               $ 1,435                    $  4,098                      $  1,274
                               =======                     =======                       =======

                                Nine Months Ended September 30, 1996
                              (or portion of 1996 prior to acquisition)
                              ----------------------------------------
                               Bond                Kash n'               San
                              Street               Karry               Antonio             Combined
                             Property             Property              Hotel               Total
                             --------             --------             -------             -------
       Revenues              $  519                $   93              $  204             $ 11,376
       Operating expenses      (190)                  ---                 (35)              (3,978)
                             ------                ------              ------              -------
                             $  329                $   93              $  169             $  7,398
                             ======                ======              ======              =======

                                                                Year Ended December 31, 1995
                                                                ----------------------------
                                                Carlsberg                     TRP                       UCT
                                               Properties                  Properties                 Property
                                               -----------                 -----------                ---------
       Revenues                                 $  2,836                    $  7,336                  $  4,239
       Operating expenses                         (1,061)                     (2,548)                   (2,042)
                                                 -------                     -------                   -------
                                                $  1,775                    $  4,788                  $  2,197
                                                 =======                     =======                   =======

                                                                Year Ended December 31, 1995
                                                                ----------------------------
                                                   Bond              Kash n'            San
                                                  Street              Karry           Antonio         Combined
                                                 Property           Property           Hotel            Total
                                                 --------           --------          -------          -------
       Revenues                                  $   631             $   166         $   353           $ 15,561
       Operating expenses                           (241)                ---             (61)            (5,953)
                                                 -------             -------         -------            -------
                                                 $   390             $   166         $   292           $  9,608
                                                 =======             =======         =======            =======

Also, reflects estimated depreciation and amortization, based upon estimated useful lives of 40 years on a straight-line basis, estimated interest on the pro forma Facility borrowings of approximately $14,744 used to acquire the Carlsberg

Properties in 1996 and approximately $38,849 used to acquire the Carlsberg Properties, UCT Property, Bond Street Property, Kash n' Karry Property and San Antonio Hotel in 1995 and estimated interest on the pro forma mortgage debt assumed of approximately $25,200 in connection with the acquisition of the Carlsberg Properties and the TRP Properties in 1996 and 1995. The estimated interest on the Facility borrowing is based on an assumed interest rate of 7.750% and estimated interest on the mortgage loans assumed is based upon an assumed weighted average rate of 8.570%.

4. Reflects the reduction of interest expense resulting from the repayment of borrowings on the Facility of approximately $23,128 at an assumed interest rate of 7.750%. The Company's Facility and Term Loan are subject to changes in LIBOR. Based upon the pro forma Facility and Term Loan balances as of September 30, 1996, a 1/8% increase or decrease in LIBOR will result in increased or decreased annual interest expense of approximately $32.

5. Reflects a (i) net increase in the Company's equity in earnings from its investments in GC and GHG, (ii) interest income on the note receivable from Carlsberg secured by the Grunow Medical Building, (iii) the elimination of actual revenues and expenses of the All American Self Storage properties that were sold in June 1996, (iv) the minority interests' share of the pro forma adjustments to the net income of the Operating Partnership and (v) increased general and administrative expenses of approximately $150 per year related to the property acquisitions. The net increase in equity in earnings from its investments in GC and GHG is comprised primarily of (i) a decrease due to a reduction of annual management fees of approximately $152 received by GC from the UCT Property and the Bond Street Property net of estimated taxes, (ii) approximately $300 in additional management fees for GC from certain related Carlsberg properties not acquired by the Company and (iii) an increase due to an estimated annual increase in GHG's net income of approximately $38 due to its leasing of the San Antonio Hotel from the Company.

6. The pro forma taxable income before dividends paid deduction for the Company for the nine months ended September 30, 1996 was approximately $8,825 which has been calculated as pro forma net income from operations of approximately $7,881 plus GAAP basis depreciation and amortization of approximately $4,036 less tax basis depreciation and amortization and other tax differences of approximately $3,092.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                          AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS
                                                For the Year Ended December 31, 1995
                                         (unaudited, in thousands, except per share amounts)

                                                       Glenborough            As Adjusted
                                                      Realty Trust            Historical           Hotel               Management
                                                     Incorporated(a)          Combined(b)       Operations(c)         Operations(d)
                                                     --------------           -----------       -----------           ------------
REVENUES:
Rental revenues                                           $    ---            $  9,189           $  2,182                $    ---

Management fee income                                          ---                 260                ---                     ---

Interest and other income                                      ---                 982                ---                     ---

Equity in earnings of
    Associated Companies                                       ---                 ---                 32                   1,659
                                                          --------            --------           --------                --------
      Total revenues                                           ---              10,431              2,214                   1,659
                                                          --------            --------           --------                --------
OPERATING EXPENSES:
Operating expenses                                             ---               3,698                363                     ---

General and administrative                                     ---                 953                ---                     ---

Depreciation and
 amortization                                                  ---               2,488                944                     ---

Interest expense                                               ---               1,993                ---                     ---

Loss provision                                                 ---                 863                ---                     ---
                                                          --------            --------           --------                --------
      Total operating
       expenses                                                ---               9,995              1,307                     ---
                                                          --------            --------           --------                --------

Income from operations
    before minority interest                                   ---                 436                907                   1,659

Minority interest                                              ---                 ---                ---                     ---
                                                          --------            --------           --------                --------
Net income (loss)                                         $    ---            $    436           $    907                $  1,659
                                                          ========            ========           ========                ========









                                                             -continued-


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                    AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS - continued
                                                For the Year Ended December 31, 1995
                                         (unaudited, in thousands, except per share amounts)

                                                                                                                       Glenborough
                                                                               Debt Pay             Other             Realty Trust
                                                           GPA                 Down and           Pro-Forma           Incorporated
                                                      Properties(e)         Refinancings(f)      Adjustments          Consolidated
                                                     --------------           -----------        -----------          ------------
REVENUES:
Rental revenues                                          $   2,101            $    ---           $    ---               $  13,472

Management fee income                                          ---                 ---                ---                     260

Interest and other income                                      ---                 ---                ---                     982

Equity in earnings of
    Associated Companies                                       ---                 ---                ---                   1,691
                                                          --------            --------           --------                --------
      Total revenues                                         2,101                 ---                ---                  16,405
                                                          --------            --------           --------                --------
OPERATING EXPENSES:
Operating expenses                                             ---                 ---                ---                   4,061

General and administrative                                     ---                 ---                 30  (g)                983

Depreciation and
 amortization                                                  ---                 ---                222  (h)              3,654

Interest expense                                               ---                 774                ---                   2,767

Loss provision                                                 ---                 ---                ---                     863
                                                          --------            --------           --------                --------
      Total operating
       expenses                                                ---                 774                252                  12,328
                                                          --------            --------           --------                --------
Income from operations
    before minority interest                                 2,101                (774)              (252)                  4,077

Minority interest                                              ---                 ---               (281) (i)               (281)
                                                          --------            --------           --------                --------
Net income (loss)                                         $  2,101            $   (774)          $   (533)               $  3,796
                                                          ========            ========           ========                ========

Net income per share                                                                                                     $   0.66
                                                                                                                         ========

Weighted average shares
 outstanding                                                                                                            5,753,709(j)
                                                                                                                        =========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
               AS ADJUSTED CONSOLIDATING STATEMENTS OF OPERATIONS
                      For the Year ended December 31, 1995
                            (unaudited, in thousands)

a) Not applicable as the Company had no operations prior to the Consolidation.

b) Reflects the as adjusted historical combined statements of operations of the Partnerships and GC. See as adjusted historical combining statement of operations.

c) Reflects (i) estimated revenues and expenses related to the Company's hotels leased to and operated by GHG and (ii) the Company's equity in GHG's earnings. See as adjusted statement of hotel lessor operations and statement of operations for GHG.

d) Reflects the Company's equity in the earnings of GC of approximately $449 and GIRC of approximately $1,210.

e) Reflects the historical revenues and expenses of the GPA properties acquired.

f) Reflects a net increase in interest expense resulting from the refinancing of mortgage loans and other notes payable with borrowings of (i) $20,000 on a secured bank line with an investment bank, (ii) $10,000 on secured lines of credit with a bank and (iii) $2,650 of secured loan with a bank. The $20,000 secured bank line has a term of ten years and bears a fixed interest rate of 7.57%. The $10,000 secured bank line of credit has a term of three years and bears a variable interest rate at LIBOR plus 2.365% (7.88% at December 31, 1995). The secured loan with a bank has a term of 10 years and bears a fixed interest rate of 7.75%. The net increase in interest expense is comprised of the following:

              Increase due to new borrowings on secured
                    bank lines, lines of credit and loans        $ 2,507
              Increase due to amortization of new loan
                    origination fees                                 177
              Reduction due to repayment of mortgage
                    loans and other notes payable                 (1,910)
                                                                 -------
                         Net increase                            $   774
                                                                 =======

g)   Reflects estimated state income and franchise taxes.

h)   Reflects estimated depreciation and amortization of the GPA
     Properties acquired, based upon asset lives of 40 years.

i) Reflects GPA's approximate 13.63% ownership interest in the operations of Glenborough Properties, L.P. (the "Operating
     Partnership"), of which the Company is a 84.37% owner. GPA's minority interest is calculated as follows;

              Pro forma income before minority
                    interest of the Company               $ 4,077
              Add Company expenses before
                    Consolidation                             983
              Equity in earnings of Associated
                    Companies and management fees
                    earned by the Company                  (1,951)
              Less fees paid by the Operating
                    Partnership to the Company             (1,047)
              Pro forma income from operations
                    of the Operating Partnership            2,062
                                                          -------
                         GPA's minority interest          $   281
                                                          =======

j) Represents the weighted average shares outstanding assuming that GPA's Units in the Operating Partnership are not converted into Common Stock of the Company.


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                     AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                                               For the Year ended December 31, 1995
                                                    (unaudited, in thousands)

                                                      1995
                                                   Historical                         Hotel                        Management
                                                   Combined(a)                     Operations(b)                   Operations(c)
                                                   -----------                     -----------                    ------------
Revenues:
Rental revenues                                      $  15,454                        $ (6,265)                     $     ---
Fee and reimbursements                                  16,019                             ---                        (16,019)
Interest and other                                       2,698                            (302)                          (560)
                                                      --------                        --------                       --------
   Total revenues                                       34,171                          (6,567)                       (16,579)
                                                      --------                        --------                       --------
Expenses:
Operating                                                8,576                          (4,998)                           ---
General and administrative                              15,947                             ---                        (14,361)
Depreciation and
   amortization                                          4,762                            (944)                        (1,487)
Interest expense                                         2,129                             ---                         (1,439)
Loss provision                                           1,876                             ---                         (1,013)
                                                      --------                        --------                       --------
   Total expenses                                       33,290                          (5,942)                       (18,300)
                                                      --------                        --------                       --------

Operating income (loss)                                    881                            (625)                         1,721

Income taxes                                              (357)                            ---                            357
                                                      --------                        --------                       --------
Net income (loss)                                   $      524                        $   (625)                     $   2,078
                                                      ========                        ========                       ========




















                                                           -continued-


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                              AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS - continued
                                              For the Year ended December 31, 1995
                                                    (unaudited, in thousands)

                                                                                                                    As Adjusted
                                                   Internalize                          Other                       Historical
                                                 Management (d)                      Adjustments                     Combined
                                                 --------------                     ------------                     ---------
Revenues:
Rental revenues                                    $     ---                        $     ---                        $   9,189
Fee and reimbursements                                   ---                              260 (f)                          260
Interest and other                                       ---                             (854)(e)                          982
                                                    --------                         --------                         --------
   Total revenues                                        ---                             (594)                          10,431
                                                    --------                         --------                         --------
Expenses:
Operating                                                120                              ---                            3,698
General and administrative                              (633)                             ---                              953
Depreciation and
   amortization                                          ---                              157 (f)                        2,488
Interest expense                                         ---                            1,303 (e,g)                      1,993
Loss provision                                           ---                              ---                              863
                                                    --------                         --------                         --------
   Total expenses                                       (513)                           1,460                            9,995
                                                    --------                         --------                         --------

Operating income (loss)                                  513                           (2,054)                             436

Income taxes                                             ---                              ---                              ---
                                                    --------                         --------                         --------
Net income (loss)                                   $    513                         $ (2,054)                        $    436
                                                    ========                         ========                         ========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
            AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (unaudited, in thousands)


a) Reflects the historical combined operations of the Partnerships and GC.

b) Reflects the elimination of historical revenues and expenses of the three hotels (Arlington, Tucson and Ontario) owned by the Company, that are leased to and operated by GHG.

c) Represents the elimination of certain revenues and expenses that are included in GC's historical statements of operations due to the internalization of management.

d)      Further reflects the internalization of management including
        (i) property administration costs that were reimbursed to GC by the Partnerships, but excluded by elimination of intercompany transactions in the historical combined financial statements of the Partnerships and GC and (ii) a reduction of general and administrative expenses (including legal, accounting and investor relations) resulting from the Consolidation and internalization of management.

e) Represents the elimination of interest income and expense related to the Finley note receivable and related mortgage debt that were repaid in April 1995.

f) Reflects management fees related to Glenborough Institutional Fund I that are earned by the Company that were previously earned by GC and amortization of the related management contract.

g) Reflects the historical interest expense related to notes payable contributed by GC.


                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                  AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                                        For the year ended December 31, 1995
                                             (unaudited, in thousands)


                                                          Lease                  Other
                                                      Adjustments(a)          Adjustments              As Adjusted
                                                      -------------           -----------              -----------
Revenues:
Rental revenues                                       $       2,182         $         ---            $       2,182
Equity in earnings of GHG                                       ---                    32     (b)               32
                                                           --------              --------                 --------
        Total revenues                                        2,182                    32                    2,214
                                                           --------              --------                 --------

Expenses:
Operating                                                       275                    88     (c)              363
Depreciation and amortization                                   944                   ---                      944
                                                           --------              --------                 --------

        Total expenses                                        1,219                    88                    1,307
                                                           --------              --------                 --------

Net income (loss)                                     $         963         $         (56)           $         907
                                                           ========              ========                 ========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
                AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                      For the Year Ended December 31, 1995
                            (unaudited, in thousands)


a) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company and leased to and operated by GHG. See as adjusted statement of operations for GHG.

b) Reflects the Company's equity in earnings of GHG. See as adjusted statement of operations for GHG.

c)      Reflects management fees to be paid by the Company to GHG.
        GHG will provide fee management services related to the Irving hotel.


                                                       GLENBOROUGH HOTEL GROUP
                                                 AS ADJUSTED STATEMENT OF OPERATIONS
                                                 For the Year Ended December 31, 1995
                                                      (unaudited, in thousands)

                                                                                         Historical (a)
                                                          --------------------------------------------------------------------------
                                                          Arlington               Tucson                Ontario            Sub-total
                                                          ---------               ------                -------             --------
Revenues:
Room revenues                                              $  2,210             $  2,667               $  1,388            $   6,265
Management fees                                                 ---                  ---                    ---                  ---
Interest and other                                               97                  121                     84                  302
                                                           --------             --------               --------             --------
        Total revenues                                        2,307                2,788                  1,472                6,567
                                                           --------             --------               --------             --------
Expenses:
Operating                                                     1,113                1,225                    869                3,207
Salaries & administration                                       615                  635                    541                1,791
Depreciation and
 amortization                                                   325                  386                    233                  944
Interest                                                        ---                  ---                    ---                  ---
Lease expense                                                   ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------
        Total operating
         expenses                                             2,053                2,246                  1,643                5,942
                                                           --------             --------               --------             --------
Operating income
 (loss)                                                         254                  542                   (171)                 625
Income taxes                                                    ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------

Income before minority
 interest                                                       254                  542                   (171)                 625
Minority interest                                               ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------
Net income (loss)                                          $    254             $    542                $  (171)            $    625
                                                           ========             ========               ========             ========


















                                                             -continued-


                                                    GLENBOROUGH HOTEL GROUP
                                        AS ADJUSTED STATEMENT OF OPERATIONS - continued
                                              For the Year Ended December 31, 1995
                                                   (unaudited, in thousands)

                                                                                            As Adjusted
                                                                              --------------------------------------
                                                                        Lease                Other                 As Adjusted
                                                                   Adjustments(b)         Adjustments                  GHG
                                                                    ------------          ------------               --------
Revenues:
Room revenues                                                           $    ---              $    ---               $  6,265
Management fees                                                              ---                 2,225    (c)           2,225
Interest and other                                                           ---                   ---                    302
                                                                        --------              --------               --------
    Total revenues                                                           ---                 2,225                  8,792
                                                                        --------              --------               --------
Expenses:
Operating                                                                   (275)                 (644)   (d)           2,288
Salaries & administration                                                    ---                 2,320    (c)           4,111
Depreciation and amortization                                               (944)                   87    (f)              87
Interest                                                                     ---                     9                      9
Lease expense                                                              2,182                   ---                  2,182
                                                                        --------              --------               --------
    Total operating
     expenses                                                                963                 1,772                  8,677
                                                                        --------              --------               --------
Operating income
 (loss)                                                                     (963)                  453                    115
Income taxes                                                                 ---                   (46)   (g)             (46)
                                                                        --------              --------               --------
Income before minority
 interest                                                                   (963)                  407                     69
Minority interest                                                            ---                   (36)   (h)             (36)
                                                                        --------              --------               --------
Net income (loss)                                                       $   (963)             $    371               $     33
                                                                        ========              ========               ========

Preferred stock dividends                                                                                            $     98  (i)
Common stock dividends                                                                                                     23


                             GLENBOROUGH HOTEL GROUP
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited, in thousands, except per share amounts)

a)       Reflects the historical operations of the three hotels
         (Arlington, Tucson and Ontario) owned by the Company that are leased to and operated by GHG.

b) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company that will be included in the operations of the Company. See as adjusted statement of hotel lessor operations for the Company.

c) Reflects management fees of $718 and reimbursement of salaries of $1,507 associated with fee management services provided to third parties and the Company related to the contracts owned by Resort Group Inc., the Irving hotel and the Outlook Income Fund 9 Hotels ("OIF 9 Hotels"). The estimated fees and reimbursements are comprised of the following:

              Resort Group, Inc.:
                      Galveston, Texas          $    347
                      Port Aransas, Texas             73
              Irving Hotel                           514
              OIF 9 Hotels                         1,291
                                                --------
                      Total                     $  2,225
                                                ========

d) Reflects the elimination of historical management fees paid by the three hotels (Arlington, Tucson and Ontario) owned by the Company resulting from the internalization of hotel management.

e) Reflects an increase in general and administrative expenses, including salaries, associated with operating as a separate entity and fee management services provided the third parties by GHG. Under the prior ownership structure general and administrative expenses were recorded at the partnership level and not at the property operating level. The increase consists of the following:

              Reimbursable salaries and benefits $ 1,507 Corporate and administrative
                      salaries and benefits               546
              Rent and other overhead, including
                      utilities                            95
              Resort Group Inc. expenses                   20
              General and administrative expenses,
                      including accounting, legal and
                      directors fees                      152
                                                     --------
                           Total                     $  2,320
                                                     ========

f)   Reflects estimated depreciation for the year ended December
     31, 1995 of furniture, equipment and buildings of $3 that will be owned by GHG, and amortization of the contracts owned by Resort Group, Inc. of $84.

g)   Reflects estimated income tax expense of GHG.

h) Reflects the approximately 20% minority ownership interest in the Resort Group Inc. held by an unaffiliated third party.

i) Reflects estimated dividends paid by GHG equal to $600 a share plus 75% of any remaining cash flow. The primary source of dividends paid by GHG will be cash flow from operations which is in excess of GHG's earnings.


                                                       GLENBOROUGH CORPORATION
                                              (FORMERLY GLENBOROUGH REALTY CORPORATION)
                                                 AS ADJUSTED STATEMENT OF OPERATIONS
                                                 For the Year Ended December 31, 1995
                                                      (unaudited, in thousands)

                                                       As Adjusted
                                                       Management               Expired             Participating           Hotel
                                                      Operations(a)           Contracts(b)          Partnerships(c)        Group(d)
                                                      -------------           -----------           -------------         --------
REVENUES:
Fees and reimbursements                                   $ 16,019              $ (1,036)             $   (186)            $ (4,331)
Interest and other                                             560                  (336)                  (98)                 (29)
                                                          --------              --------              --------             --------
      Total revenues                                        16,579                (1,372)                 (284)              (4,360)
                                                          --------              --------              --------             --------

EXPENSES:
Salaries & administration                                   14,361                (3,192)                 (697)              (3,862)
Depreciation and
 amortization                                                1,487                  (562)                 (121)                 (87)
Interest expense                                             1,439                   ---                (1,438)                 ---
Loss provision                                               1,013                (1,013)                  ---                  ---
                                                          --------              --------              --------             --------
      Total expenses                                        18,300                (4,767)               (2,256)              (3,949)
                                                          --------              --------              --------             --------

Income (loss) before provisions
    for income taxes                                        (1,721)                3,395                 1,972                 (411)
Income taxes                                                  (357)                  ---                   ---                  ---
                                                          --------              --------              --------             --------

Net income (loss)                                         $ (2,078)             $  3,395              $  1,972             $   (411)
                                                          ========              ========              ========             ========










                                                             -continued-


                                    GLENBOROUGH CORPORATION
                           (FORMERLY GLENBOROUGH REALTY CORPORATION)
                        AS ADJUSTED STATEMENT OF OPERATIONS - continued
                              For the Year Ended December 31, 1995
                                   (unaudited, in thousands)

                                                                                        As
                                                Rancon            Other              Adjusted
                                             Contracts(e)      Adjustments              GC
                                             ------------      -----------           ---------

REVENUES:
Fees and reimbursements                          $ (5,863)        $    ---            $  4,603
Interest and other                                    ---              ---                  97
                                                 --------         --------            --------
    Total revenues                                 (5,863)             ---               4,700
                                                 --------         --------            --------

EXPENSES:
Salaries & administration                          (3,118)              12   (f)         3,504
Depreciation and
 amortization                                        (717)             284   (g)           284
Interest expense                                      ---               79   (h)            80
Loss provision                                        ---              ---                 ---
                                                 --------         --------            --------
    Total expenses                                 (3,835)             375               3,868
                                                 --------         --------            --------
Income (loss) before provision
 for income taxes                                  (2,028)            (375)                832
Income taxes                                          ---               24   (i)          (333)
                                                 --------         --------            --------
Net income (loss)                                $ (2,028)        $   (351)           $    499
                                                 ========         ========            ========

Preferred stock
 dividends                                                                            $    745 (j)
Common stock
 dividends                                                                            $     38


                             GLENBOROUGH CORPORATION
                    (FORMERLY GLENBOROUGH REALTY CORPORATION)
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited in thousands, except per share amounts)


a) Reflects the as adjusted consolidated historical management operations of GC, GHG and GIRC.

b) Reflects the historical revenues and expenses associated with certain management contracts which expired prior to the date of Consolidation.

c) Reflects the historical revenues and expenses associated with management services provided to the Partnerships by GC which were eliminated as a result of the internalization of management.

d) Reflects the historical revenues and expenses associated with hotel management services provided to the Partnerships by GC and it's subsidiaries which were eliminated as a result of the internalization of management or are now incurred by GHG.

e) Reflects actual revenues and expenses, including salaries, benefits and other administrative costs related to the Rancon Contracts that were purchased by GC on January 1, 1995 and that were contributed to GIRC by the Company. On a historical basis such revenues and expenses were included in the operations of GC.

f) Reflects an estimated net increase of salaries and general and administrative expenses (including legal, accounting and office expenses) resulting from the Consolidation. The net increase consists of the following:

              Net increase in general and administrative
                 expenses, including accounting, legal
                 and directors fees                         $    100
              Reduction of officers' salaries                   ( 88)
                                                            --------
                      Total                                 $     12
                                                            ========

g) Reflects the estimated depreciation and amortization related to furniture and equipment and the estimated amortization of contracts.

h) Reflects the estimated interest associated with the note payable of $1,000 contributed to GC by the Company. The note payable bears interest at 9%, with interest only payments, and matures in March of 1998.

i)   Reflects estimated decrease in income tax expense of GC.

j)   Reflects dividends paid by GC equal to $0.80 per share plus
     95% of any remaining cash flow. The primary source of dividends paid by GC is cash flow from operations which is in excess of GC's earnings.


                                       GLENBOROUGH INLAND REALTY CORPORATION
                                        AS ADJUSTED STATEMENT OF OPERATIONS
                                        For the Year Ended December 31, 1995
                                             (unaudited, in thousands)

                                                    Rancon                    Other                As Adjusted
                                                Adjustments(a)             Adjustments                 GIRC
                                                 ------------              ----------               ----------

Revenues:
Fees and
 reimbursements                                     $   5,863               $     ---                $   5,863
Interest and other                                        ---                     ---                      ---
                                                     --------                --------                 --------
Total revenues                                          5,863                     ---                    5,863
                                                     --------                --------                 --------

Expenses:
Salaries &
 administration                                         3,118                    (224)   (b)             2,894
Depreciation and
 amortization                                             717                      30    (c)               747
Interest expense                                          ---                     101    (d)               101
                                                     --------                --------                 --------
           Total expenses                               3,835                     (93)                   3,742
                                                     --------                --------                 --------

Income (loss)
 before provision for
 income taxes                                           2,028                      93                    2,121

Income taxes                                              ---                    (848)   (e)              (848)
                                                     --------                --------                 --------
Net income (loss)                                    $  2,028                $   (755)                $  1,273
                                                     ========                ========                 ========
Preferred stock
 dividends                                                                                            $  1,919 (f)
Common stock
 dividends                                                                                            $    100

                      GLENBOROUGH INLAND REALTY CORPORATION
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited, in thousands, except per share amounts)

a) Reflects the historical management fees and expenses related to the Rancon Contracts with a carrying value of $6,813 contributed to GIRC by the Company.

b) Reflects an estimated reduction of salaries, benefits and other expenses resulting primarily from reductions in officers' salaries resulting from the Consolidation.

c) Reflects estimated depreciation of furniture and equipment contributed to GIRC by the Company.

d) Reflects the estimated interest expense associated with a note payable consisting of $2,566 contributed to GIRC by the Company and $2,100 related to the acquisition of certain land parcels. The notes payable bears interest at 9%, with interest only payments, and matures in March of 1998.

e)   Reflects estimated income tax expense of GIRC.

f) Reflects estimated dividends paid by GIRC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GIRC is cash flow from operations which is in excess of GIRC's earnings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,




Date:December 30, 1996                 /s/ Andrew Batinovich
                                       Andrew Batinovich
                                       Director, Executive Vice President,
                                       Chief Operating Officer
                                       and Chief Financial Officer
                                       (Principal Financial Officer)



Date:December 30, 1996                 /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)

                             CONTRIBUTION AGREEMENT


          THIS AGREEMENT is dated as of August 23, 1996, by and among TRUST REALTY PARTNERS, a California general partnership ("TRP"), TRUST REALTY ADVISORS, a California corporation ("TRA"), and GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Transferee").

                                    RECITALS

          A. Transferee is a California limited partnership whose general partner is GLENBOROUGH REALTY TRUST INCORPORATED, a Maryland corporation ("GRTI"), whose stock is publicly traded on the New York Stock Exchange.

          B. TRP desires to contribute the Property (as defined in Subparagraph 1(a) below) to Transferee and Transferee desires to accept the Property from TRP, upon the terms and subject to the conditions set forth in this Agreement.

          C. TRA is the property manager of the Property pursuant to a Property and Asset Management and Administrative Services Agreement dated as of July 26, 1993 between TRA, as manager, and TRP, as owner (the "Management Agreement") and a Brokerage Agreement dated as of ________, 1993, between TRA, as broker, and TRP, as partnership (the "Leasing Agreement").

          D. TRA desires to contribute to Transferee all of TRA's right, title and interest under the Management Agreement and the Leasing Agreement, including, without limitation, TRA's rights to the "Sales Commission" (as defined in the Leasing Agreement) and the "incentive management fee" (as defined in the Management Agreement), to the extent applicable to the Property (as herein defined) (collectively, the "Assigned Agreements") and Transferee desires to accept all of TRA's right, title and interest under the Assigned Agreements to the extent applicable to the Property, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

          1. Contribution of Property and Assigned Agreements. Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein,

                   (a) TRP agrees to contribute to Transferee, and Transferee agrees to accept from TRP, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by TRP, or held directly or indirectly for the benefit of TRP, any interest therein, and any and all rights, privileges and easements appurtenant thereto (individually, an "Individual Real Property," and collectively, the "Real Property"), (b) all of TRP's right, title and interest in and to the Leases listed in Exhibit J attached hereto (the "Leases"), and any and all guarantees of the Leases, (individually, an "Individual Lease Right" and collectively, the "Lease Rights") and (c) all of TRP's right, title and interest in and to the personal property and any interest therein owned by TRP or held directly or indirectly for the benefit of TRP, if any, located on the Real Property and used in the operation or maintenance of the Real Property, together with all of TRP's right, title and interest, if any, in and to the following to the extent assignable: all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts (including, without limitation, the Assigned Agreements), reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements (the "Contracts"), the PMI insurance policy for the Individual Property known as Mission East (the "PMI Policy"), Transferee's prorated share (as determined pursuant to Subparagraph 5(f) below) of those certain reserves which are held by Huntoon, Paige Associates Limited in connection with the Loan secured by the Individual Property known as Mission East (the "Mission East Reserves"), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of TRP's right, title and interest in and to any and all of the following to the extent assignable: trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to TRP any right to use any trademark or trademark registration at or in connection with the Real Property (individually, an "Individual Personal Property," and collectively, the "Personal Property"). The term "Individual Property" means an Individual Real Property, together with the Individual Lease Rights and Individual Personal Property related thereto. The term "Property" means all of the Real Property, the Lease Rights and the Personal Property.

                   (b) TRA agrees to transfer to GRTI free and clear of any and all liens, encumbrances, liabilities, claims, charges, and restrictions of any kind or nature whatsoever, all of TRA's right, title and interest in and to the Assigned Agreements and GRTI will transfer the Assigned Agreements to Transferee, who agrees to accept from TRA all of TRA's right, title and interest in and to the Assigned Agreements.

          2. Contribution Consideration.

                   (a) The Transferee and TRP agree that the total consideration to be given by the Transferee in return for the Property is Forty Million Sixty-One Thousand Dollars ($40,061,000) ("Property Consideration"), adjusted as provided in Subparagraph 5(g), which shall comprise the following components:

                         (i) The  amount  that  would  be  required  in order to
retire all mortgage debt as described on Schedule 2(a)(i) attached hereto (excluding prepayment penalties) as of the Closing (as defined in Subparagraph 5(b) below) (the "Loans"), which is presently estimated to be $35,401,921;

                         (ii)  Cash  to be  paid  to  TRP,  in an  amount  to be
specified by TRA at or prior to the Closing ("Cash"); and

                         (iii)  Class  B  limited  partner  units  ("Units")  of
Transferee issued to TRP, which shall be in an amount equal to the Property Consideration less the total of the Loans and the Cash. By way of example only, based on the present estimated amount of the Loans as set forth above, and assuming that TRA specified $3,900,000 of Cash to be paid pursuant to subparagraph (ii), above, the total Property Consideration would comprise the following:

                                   Property Consideration            $40,061,000

                                   Less:
                                   Loans (subparagraph 2(a)(i))       35,401,921
                                   Cash (subparagraph. 2(a)(ii))       3,900,000
                                              Total                  $39,301,921

                                   Equals:
                                   TRP Units (Subparagraph 2(a)(iii))$   759,079

                   (b) GRTI, the Transferee and TRA agree that the total consideration to be given by GRTI to TRA in return for the Assigned Agreements is One Million Four Hundred Thousand Dollars ($1,400,000) (the "Management Consideration;" which, together with the Property Consideration, is collectively referred to as the "Contribution Consideration"). At the Closing, in consideration of TRA's contribution of the Assigned Agreements to GRTI, GRTI shall issue to TRA $1,400,000 worth of GRTI's common stock ("Stock"). GRTI shall then transfer the Assigned Agreements to Transferee.

                   (c) For purposes of determining the number of Units and Stock to be issued pursuant to Subparagraph 2(a)(iii) and 2(b) above, each Unit or share of Stock, as applicable, shall be deemed to be worth $14.50.

                   (d) With respect to any Stock to be issued by GRTI to TRA or to TRP (in the case of a redemption of Units as more fully described in Subparagraph 2(e) below):

                         (i) All  certificates for the Stock shall bear a legend
in substantially the following form:

                   THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.

                   THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE,

                   EXCEPT IN ACCORDANCE WITH THE PROCEDURES AND RESTRICTIONS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF __________, 1996, AMONG GRTI, TRA AND TRP (THE "REGISTRATION RIGHTS AGREEMENT"), COPIES OF WHICH ARE FILED AT THE PRINCIPAL OFFICE OF GRTI AND ARE AVAILABLE TO ANY HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. ANY PURPORTED TRANSFER IN VIOLATION OF SUCH RESTRICTIONS SHALL BE VOID AND OF NO EFFECT. AS USED HEREIN, 'TRANSFER' SHALL MEAN SALE, EXCHANGE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF ANY INTEREST IN A SHARE EXCEPT BY OPERATION OF LAW IN CONNECTION WITH A MERGER OR CONSOLIDATION OF THE CORPORATION.

                         (ii) The  certificates  for  shares of the Stock  shall
also bear any other legend required by any applicable state securities law.

                         (iii) In addition, GRTI shall make a notation regarding
the restrictions on transfer of the Stock in its stock records, and such Stock shall be transferred on the records of GRTI only if transferred or sold in compliance with the provisions of the Registration Rights Agreement (as herein defined).

                         (iv)  The  holder  of the  Stock  issued  to TRA at the
Closing shall have "piggyback" registration rights for a period of one year as well as certain other rights, all as more particularly described in the Registration Rights Agreement.

                   (e) The Units shall include a redemption option, the specific terms and provisions of which are or will be set forth in an amendment to Transferee's partnership agreement, by which, at any time, any person holding the Units ("Holder") may demand that Transferee redeem the Units. Transferee shall comply with such demand by redeeming the Units for either (at the election of GRTI, in its capacity as Transferee's managing general partner, as more specifically set forth in Transferee's partnership agreement; provided, however, that notwithstanding the foregoing, such election may be made by such Holder if such Holder determines that such election may have an adverse income tax effect on such Holder): (i) cash in an amount equal to the number of Units being redeemed multiplied by the then fair market value per Unit, or (ii) Stock based on a ratio of 1 Unit for 1 share of Stock. If the Units are redeemed for Stock, the Holder shall have "piggyback" registration rights for a period of one year as well as certain other rights, all as more particularly described in the Registration Rights Agreement attached hereto as Exhibit A (the "Registration Rights Agreement").

                   (f) On the Closing Date, TRP and TRA shall execute and deliver, and Transferee shall cause GRTI, so to execute and deliver, the Registration Rights Agreement.

          3. Transferee's Objections to Title Matters. Transferee shall have the right to disapprove any title exceptions disclosed to Transferee by the Title Company (as defined in subparagraph 4(d) below) or otherwise disclosed to Transferee from and after the Effective Date and not described on Schedule 3 attached hereto and made a part hereof (the exceptions described on Schedule 3 being herein referred to as the "Permitted Exceptions") (the "Disapproved Encumbrances"), and Transferee shall notify TRP in writing of any Disapproved Encumbrances for each Individual Property within seven (7) business days after the later of (i) the Effective Date or (ii) the date Transferee receives notice of any such Disapproved Encumbrance (provided that Transferee's failure to so notify TRP within such 7-business day period shall be deemed Transferee's approval of such exception). Notwithstanding the foregoing, Transferee shall be deemed to have disapproved any delinquent tax, attachment, judgment lien or mechanic's or supplier's lien, or any other monetary lien other than the Loans ("Monetary Liens"), each of which shall be automatically deemed a Disapproved Encumbrance. All other title exceptions disclosed to Transferee within the period described above and not disapproved by Transferee shall constitute "Permitted Exceptions." Within seven (7) days after the later of (i) the Effective Date or (ii) the date Transferee notifies TRP of the Disapproved Encumbrances, TRP shall notify Transferee in writing of any such Disapproved Encumbrances which TRP is willing and able to cure as of or prior to the Closing, if any (the "Title Cure Notice"); provided that TRP shall be required to cure Monetary Liens. Except as so identified in the Title Cure Notice and as provided in the preceding sentence, TRP shall be deemed to have elected not to cure such Disapproved Encumbrances. Transferee may, by giving written notice to TRP on or before the tenth (10th) day after (x) receipt of the Title Cure Notice or (y) the expiration of the seven (7)-day period described above without reply from TRP, terminate this Agreement, in which case neither party shall have any further liability to the other. If Transferee does not so elect within such ten
(10) day period to terminate this Agreement, then Transferee shall be deemed to have waived its disapproval of the Disapproved Encumbrances pertaining to such Individual Property and such title exceptions shall then be deemed to be "Permitted Exceptions."

          4. Conditions to Closing. The following conditions are precedent to Transferee's obligation to accept the Property and the Assigned Agreements (the "Conditions Precedent"):

                   (a) The representations and warranties of TRP and TRA contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and TRP's and TRA's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date), and Transferee shall have received at the Closing a certificate dated as of the Closing Date in the form of Exhibit B attached hereto and executed (i) on behalf of TRP by executive officers of the respective general partners of TRP and (ii) on behalf of TRA, by an executive officer of TRA, certifying as to the fulfillment of the conditions set forth in this Subparagraph 4(a).

                   (b) At the Closing, TRP shall convey to Transferee (i) good and marketable fee title to each Individual Property identified in Schedule 1(a) by deed in the form of

Exhibit C-1 through Exhibit C-6 attached hereto, (ii) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit D attached hereto (the "Assignment of Leases"), (iii) title to the Personal Property pursuant to a bill of sale in the form of Exhibit E attached hereto and an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit F attached hereto (the "Assignment of Service Contracts").

                   (c) At the Closing, TRA shall convey to GRTI all of its right, title and interest in the Assigned Agreements free and clear of any defects, liens, encumbrances or claims of any kind by a duly executed assignment in the form attached as Exhibit G (the "Assignment of Management and Leasing Agreement").

                   (d) Chicago Title Insurance Company ("Title Company") shall be committed to issue at Closing for each Individual Real Property its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Property Consideration attributable to such Individual Real Property (as determined by Transferee), showing title to such Individual Real Property vested in Transferee, subject only to the Permitted Exceptions. The foregoing title policies, together, in each case, with endorsements, to the extent available in the states where each Individual Property is located, covering zoning, subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Transferee shall reasonably request, are referred to herein collectively as the "Title Policies." On or before the Closing, TRP shall cause the Title Company to deliver to Transferee a certification that, in issuing the Title Policies, the Title Company has not relied on any representations or indemnities of TRP or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Transferee's obligation to close, Transferee shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Individual Property or TRP except for any financing statements approved by Transferee prior to the Effective Date or relating to any of the Loans.

                   (e) TRP obtaining and delivering to Transferee the tenant estoppel certificates required under Paragraph 7 below.

                   (f) TRP obtaining and delivering to Transferee the Payoff Letters (as defined in Subparagraph 6(a) below) required under Subparagraph 6(a) below.

                   (g)The physical condition of the Real Property shall be substantially the same on the day of Closing as on the Effective Date, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 11 below).

                   (h) At the Closing, the Conditions Precedent (as defined and set forth in that certain Agreement dated as of even date herewith between Transferee and John Provine ("Provine"), who owns a controlling interest in TRA, (the "Provine Agreement")) shall have each been satisfied or waived in writing by Transferee.

                   (i)All of the property management and leasing agreements affecting the Property (whether between TRP, TRA or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Transferee.

                   The Conditions Precedent contained in Subparagraphs 4(a) through (i) are intended solely for the benefit of Transferee. If any of the Conditions Precedent is not satisfied, Transferee shall have the right in its sole discretion either to waive in writing the Condition Precedent and proceed with the purchase or terminate this Agreement. In addition, the provisions of Subparagraphs 4(b), 4(c), 4(h) and 4(i) are also covenants of TRP, TRA and Provine, as applicable.

          5. Closing and Escrow.

                   (a) Upon mutual execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. TRP and Transferee agree to execute such additional escrow instructions as may be appropriate to enable the escrow holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

                   (b) The parties shall endeavor to conduct an escrow closing pursuant to Subparagraph 5(a) above. If, however, an escrow closing is not practical, the closing of the transactions contemplated herein (the "Closing") shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304 on or before December 1, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, the escrow holder shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

                   (c) At or before the Closing, TRP shall deliver or cause to be delivered to Transferee the following:

                         (i) a duly executed Registration Rights Agreement;

                         (ii) the duly executed and acknowledged Deeds;

                         (iii) a duly executed Assignment of Leases;

                         (iv) a duly executed Bill of Sale;

                         (v) a duly executed Assignment of Service Contracts;

                         (vi) a  duly  executed  Assignment  of  Management  and
Leasing Agreement;

                         (vii)  originals  (or copies to the extent TRP does not
possess originals) of the Leases;

                         (viii) duly executed  tenant  estoppel  certificates as
required pursuant to Subparagraph 4(e) above;

                         (ix)  originals  (or  copies to the extent TRP does not
possess originals) of the Contracts not previously delivered to Transferee;

                         (x) originals of the building  permits and certificates
of occupancy for the Improvements and all tenant-occupied space included within the Improvements not previously delivered to Transferee;

                         (xi) a  FIRPTA  affidavit  (in  the  form  attached  as
Exhibit H) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Transferee is entitled to rely, that neither TRP is a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

                         (xii) a  California  Form  590  from  TRP (in the  form
attached as Exhibit I) certifying that TRP has a permanent place of business in California or is qualified to do business in California;

                         (xiii)  such  resolutions,  authorizations,  bylaws  or
other corporate and/or partnership documents or agreements relating to TRP and TRA as shall be reasonably required by Title Company;

                         (xiv) the certificate  certifying as to TRP's and TRA's
representations and warranties as required by Subparagraph 4(a) above;

                         (xv) the Payoff  Letters as  required  by  Subparagraph
4(f) above; and

                         (xvi) any other instruments,  records or correspondence
called for hereunder which have not previously been delivered.

Transferee may waive compliance on TRP's part under any of the foregoing items by an instrument in writing.

                   (d) At or before the Closing, Transferee shall deliver or cause to be delivered to TRP or TRA, as the case may be, the following:

                         (i) a duly executed Registration Rights Agreement;

                         (ii) a duly executed Assignment of Leases; and

                         (iii) a duly executed Assignment of Service Contracts.

                   (e) TRP and Transferee shall each deposit such other instruments as are reasonably required by the escrow holder or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. TRP and Transferee hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder. Title Company shall prepare for the mutual review and approval of the parties, a closing statement to be executed and delivered by each party hereto at the Closing.

                   (f) With respect to each Individual Property the following adjustments shall be made, and the following procedures shall be followed:

                         (i)  Items  Not  to  be  Prorated.  There  shall  be no
prorations or adjustments of any kind with respect to (a) delinquent rents collected by Transferee after the Closing; (b) refunds or shortfalls arising after the Closing with respect to Overage Rents (as defined below) collected by TRP from tenants prior to the Closing; (c) insurance premiums (except with respect to the PMI Policy, which is discussed below).

                         (ii)  Basis  of  Prorations.  All  prorations  shall be
calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year.

                         (iii) At Closing. As nearly as practicable prior to the
Closing, Transferee and TRP shall prepare a statement for each Individual Property ("Proration Statement") showing prorations and adjustments, and each party shall be so credited or charged at the Closing, in accordance with the following:

                              a.  Rents.  With  respect to fixed  rents  ("Fixed
Rents") and additional rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, common area expenses, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant leases (collectively, "Overage Rents"), TRP shall account to Transferee for any Fixed Rents or Overage Rents actually collected, and Transferee shall be credited for its share. For example, if the Closing Date is October 16, Transferee will be credited for 50% of all October rents collected by TRP prior to the Closing Date.

                              b. Expenses.  With respect to expenses (including,
without limitation,  real property taxes and assessments;  current  installments
(only) of any improvement bonds or assessments which are a lien on an Individual Property or which are pending and may become a lien on any Individual Property; water, sewer and utility charges; amounts payable under any Contract that will be continued after the Closing; permits, licenses and/or inspection fees; the PMI Policy; interest on any Loan; and any other expenses normal to the operation and maintenance of the Property) ("Expenses"):

                                   (1) to the  extent  Expenses  have  been paid
prior to the Closing Date, TRP shall account to Transferee for such prepaid Expenses, and TRP shall be credited for its pro rata share for the period after the Closing Date;

                                   (2) to the extent of Expenses not yet paid by
TRP and to be paid in arrears but which are ascertainable (e.g., interest on the Loans), Transferee shall be credited for TRP's pro rata share of such expenses.

                              c.  Security   Deposits.   TRP  shall  deliver  to
Transferee all security deposits, letters of credit and other collateral given to TRP or any of its affiliates or predecessors-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

                         (iv) After Closing.  After the Closing Date, Transferee
and TRP shall meet from time to time to discuss adjustments in accordance with the following:

                              a.   Rents.    If    Transferee    collects    any
non-delinquent Fixed Rents or Overage Rents applicable to the month in which the Closing occurs, TRP's pro rata share of such rents shall be credited to TRP.

                              b. Expenses.  With respect to any invoice received
by Transferee after the Closing Date for Expenses that relates to the month in which the Closing occurs, Transferee will either, at Transferee's option, (i) pay the entire amount of the invoice and either bill TRP for TRP's share or offset TRP's share against any prorated rents due to TRP under subparagraph a, above, or (ii) compute Transferee's pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and its check to TRP, in which case TRP agrees that it will pay for its share and forward the invoice and the two payments to the vendor.

                   (g) All costs associated with the transaction, up to but not exceeding $500,000, shall be charged against TRP only if the Closing occurs, and in such case will be deducted from the Property Consideration. These costs are set forth in a budget which was prepared by Transferee and previously delivered to TRP, and includes, without limitation, all legal and accounting costs of Transferee and GRTI (including three years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws), all title insurance premiums, all escrow charges, any transfer taxes, all costs of Transferee's and GRTI's engineering and environmental analyses, and all survey costs. To the extent any of the foregoing costs are not determined at Closing, Transferee shall deliver to TRP a statement setting forth such costs within thirty (30) days after the Closing Date and such costs shall be paid by TRP to Transferee within five (5) days after receipt by TRP of such Statement.

                   (h)Notwithstanding anything to the contrary set forth in this Agreement, including, without limit, this Paragraph 5, the Mission East Reserves shall be prorated between Transferee and TRP in the same manner in which rents are prorated under this Paragraph 5.

                   (i) Except as otherwise set forth in this Paragraph 5, the obligations of TRP and Transferee under this Paragraph 5 shall survive the Closing.

          6. Loans. Transferee and TRP (but at no material cost or liability to TRP) shall use all reasonable efforts to obtain the consent of the lender of each Loan to the transfer of the Property to Transferee as well as a payoff letter confirming the outstanding principal amount of such Loan as of the Closing Date (collectively, the "Payoff Letters"). In addition, TRP hereby grants Transferee the right to renegotiate the Loans and to negotiate new loans or loans to replace the existing Loans; provided that (i) TRP incurs no cost or liability in connection therewith, and (ii) such new loans and modifications to any Loans are not effective until the Closing. In no event shall TRP be responsible for the payment of any prepayment fees or yield maintenance fees payable in connection with the Loans. The parties shall execute all documents necessary or desirable to evidence or effectuate the modification of Loans as provided in this Paragraph 6.

          7. Estoppel Certificates. TRP shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant") (other than Tenant's under apartment leases at the Properties listed on Schedule 7 attached hereto), dated no earlier than forty-five (45) days prior to the Closing Date, substantially in the form of Exhibit J attached hereto, conforming to the most recent rent roll approved by Transferee and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Transferee's obligation to close the transactions contemplated in this Agreement that on or before the Closing:

                   (a) TRP delivers to Transferee an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of each Individual Property, including all tenants occupying more than ten percent (10%) of the rentable area of each such Individual Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with TRP, which dispute is material to the use, value or economics of such Individual Property, as determined on an individual basis by Transferee in good faith in Transferee's sole discretion (a "Material Non-Required Tenant Dispute") (and Transferee shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

                   (b) To the extent that TRP is unable to obtain Estoppel Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, TRP shall deliver to Transferee and Transferee may, but shall not be obligated to, accept, on the Closing Date a certification in which TRP warrants and represents to Transferee, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit J for the missing Estoppel Certificates.

                   (c) If the conditions contained in Subparagraphs 7(a) and (b) above are not satisfied, then Transferee may, by written notice given to TRP before the Closing, elect to either waive such conditions or terminate this Agreement.

          8. TRP's and TRA's Representations and Warranties. TRP and TRA each hereby represents and warrants to Transferee as follows:

                   (a) TRA is a corporation duly organized, validly existing and in good standing under the laws of the State of California. TRP is a general partnership duly organized, validly existing and in good standing under the laws of the State of California.

                   (b) TRP and TRA each have full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by TRP and TRA, respectively, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of TRP and TRA and is the legal, valid and binding obligation of each of TRP and TRA and is enforceable against each of TRP and TRA in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Neither TRP nor TRA is presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

                   (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of TRP's partnership agreement or TRA's articles of incorporation or bylaws or any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which either TRP or TRA is subject, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which either TRP or TRA is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property or the Assigned Agreements. Neither TRP nor TRA is a party to any contract or subject to any other legal restriction that would prevent or restrict complete fulfillment by TRP or TRA of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

                   (d) All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by TRP and TRA or the consummation by TRP or TRA of the transactions contemplated hereby, if any, have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents, if any, shall be delivered to Transferee.

                   (e) There are no adverse or other parties in possession of the Property, or any part thereof, except TRP and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

                   (f) To the best of TRA's and TRP's actual knowledge, except as set forth on Schedule 8(f), there is no litigation pending or threatened, against either TRP or TRA or any basis therefor that arises out of the ownership of the Property or that might detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of TRP or TRA to perform its obligations under this Agreement. TRP and TRA shall notify Transferee promptly of any such litigation of which either TRP or TRA becomes aware.

                   (g) Except as set forth on Schedule 8(g), at the time of Closing there will be no outstanding written or oral contracts made by TRP for any improvements to the

Property which have not been fully paid for and TRP shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing.

                   (h)  Schedule  8(h)  lists  all  of  the  tangible   Personal
Property.

                   (i) Attached hereto as Exhibit K is a rent roll (the "Rent Roll") for each Property showing all of the Leases for each such Property as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate as of its date, and as of the Effective Date there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. TRP is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered, except in connection with the Loans.

                   (j)Schedule 8(j) attached hereto sets forth a list of all notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by TRP and all amendments, modifications and supplements thereto (collectively the "Loan Documents") in connection with the Loans and all matters in connection with the Loans.

                   (k) To the best of TRP's actual knowledge, (i) the Exhibits and Schedules attached hereto, as provided by or on behalf of TRP, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, and (ii) TRP has delivered to Transferee true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of TRP or TRA. No representation or warranty by TRP herein and, to the best of TRP's actual knowledge, no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of TRP contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. TRP has no actual knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse affect on the Property.

                   (l) TRP is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

                   (m) (i) (A) TRP and TRA are acquiring the Units and the Stock (the Units and the Stock being hereinafter sometimes referred to as the "Securities"), respectively, for investment for its own account, not as a nominee or agent, and not with a view to the sale in connection with a public distribution of any part thereof; and (B) TRP and TRA each have no present intention of selling, granting a participation in or otherwise distributing, and do not have any contract, undertaking, agreement or arrangement with any natural person, corporation, partnership, association or other entity ("Person") to sell, transfer or grant a participation to such person, or to any third person, with respect to any of the Securities.

                         (ii) TRP and TRA each  understand  that the  Securities
are not registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") on the ground that the sale and the issuance of the Securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Transferee's reliance on such exemption is predicated on TRP's and TRA's representations set forth herein.

                         (iii)  TRP and TRA each  represent  that it and each of
its equity owners, (A) is both an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act and a purchaser excluded from the count of investors under Section 25102(f) of the California Corporations Code; and (B) alone or together with its professional advisor, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Transferee and has the capacity to protect its own interest in connection with the transactions contemplated hereby. TRP and TRA each further represent that, during the course of the transaction and prior to its purchase of shares of the Securities, it had access to, the opportunity to ask questions of, and receive answers from, representatives of the Transferee concerning the terms and conditions of the offering and to obtain additional information (to the extent the Transferee possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

                         (iv)  TRP  and  TRA  have  relied  solely  on  its  own
investigations in making a decision to purchase the Securities, and has received no representation or warranty from Transferee, or any of its affiliates, employees or agents, other than those set forth in this Agreement.

                         (v) TRP and TRA understand  that the Securities may not
be sold, transferred or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, TRP and TRA are aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about Transferee. Such information is not now available, and the Transferee has no present plans to make such information available. TRP and TRA represent that, in the absence of an effective registration statement covering the Securities, it will sell, transfer or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of this Agreement and applicable laws and regulations.

                         (vi)  TRP  and  TRA  each   agree   that,   except   as
specifically contemplated hereunder, in no event will it transfer or dispose of any of the Securities other than pursuant to an effective registration statement under the Securities Act, unless and until (A) there is compliance with all requirements contained in other sections of this Agreement and the Transferee's partnership agreement; (B) TRP and/or TRA, as the case may be, shall have notified Transferee of the proposed disposition and shall have furnished Transferee with a statement of the circumstances surrounding the disposition; (C) if requested by Transferee, at the expense of TRP and/or TRA, as the case may be, or its transferee, it shall have furnished to Transferee an opinion of counsel, reasonably satisfactory to Transferee, to the effect that such transfer may be consummated without registration under the Securities Act; and (D) the transferee executes and delivers an assumption of the terms and conditions of this Agreement and, in the case of the Units, the Transferee's partnership agreement satisfactory to the Transferee.

Transferee expressly understands and agrees that the phrase "to the best of TRP's or TRA's actual knowledge" or words of similar import as used in Paragraph 8 means the actual knowledge of John Provine, without any independent investigation having been made.

          9. Representations and Warranties of Transferee. Transferee hereby represents and warrants to TRP and TRA as follows:

                   (a) Transferee is a duly organized and validly existing limited partnership under the laws of the State of California.

                   (b) Transferee has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Transferee, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Transferee and is the legal, valid and binding obligation of Transferee and is enforceable against Transferee in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Transferee is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

                   (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Transferee's partnership agreement or any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Transferee is subject, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Transferee is a party. Transferee is not a party to any contract or subject to any other legal restriction that would prevent or restrict complete fulfillment by Transferee of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

                   (d) All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Transferee or the consummation by Transferee of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to TRP and TRA.

          10. Indemnification.

                   (a) Each party hereby agrees to indemnify the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement. The indemnity contained in this Subparagraph 10(a) shall not be interpreted to expand in any way the indemnities provided in Subparagraphs 10(b) and 10(c).

                   (b) Except as otherwise expressly set forth in this Agreement, TRP and TRA each agree to indemnify Transferee and GRTI and defend and hold Transferee and GRTI harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Transferee and/or GRTI resulting from or arising out of any transaction entered into (including, without limit, any of the Loans), any state of facts existing, or any personal injury or property damage occurring in, on or about the Property or relating thereto, before the Closing Date, from any cause whatsoever other than as a consequence of the acts or omissions of Transferee, its agents, employees or contractors.

                   (c) Except as otherwise expressly set forth in this Agreement, Transferee agrees to indemnify TRP and TRA and defend and hold TRP and TRA harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by TRP or TRA resulting from or arising out of any transaction entered into (including, without limit, the any of the Loans), any state of facts existing, or any personal injury or property damage occurring in, on or about the Property or relating thereto, after the Closing Date, from any cause whatsoever other than as a consequence of the acts or omissions of TRP, TRA, or their respective agents, employees or contractors.

                   (d) The indemnification provisions of this Paragraph 10 shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

          11. Risk of Loss.

                   (a)Minor Loss. Transferee shall be bound to accept the Property for the full Property Consideration as required by the terms hereof, without regard to the occurrence or effect of any damage to an Individual Property or destruction of any improvements thereon or condemnation of any portion of an Individual Property, provided that: (a) the cost to repair any such damage or destruction does not exceed twenty percent (20%) of the portion of the Property Consideration allocated to such Individual Property or, in the case of a partial condemnation, the value of the portion of the Individual Property taken does not exceed twenty percent (20%) of the portion of the Property Consideration allocated to such Individual Property; (b) upon the Closing, there shall be a credit against the Property Consideration due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by TRP as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible; (c) insurance or condemnation proceeds available to TRP are sufficient to cover the cost of restoration; (d) the insurance carrier has admitted liability for the payment of such costs; and (e) the Loan, if any, on the Individual Property in question is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then TRP's right, title and interest to such proceeds or awards shall be assigned to Transferee.

                   (b)Major Loss. If the cost to repair such damage or destruction to an Individual Property exceeds twenty percent (20%) of the portion of the Property Consideration allocated to such Individual Property or, in the case of condemnation, if the value of the portion of the Individual Property taken exceeds twenty percent (20%) of the portion of the Property Consideration allocated to such Individual Property, then Transferee may, at its option to be exercised by written notice to TRP within five (5) business days of TRP'S notice to Transferee of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (a) elect to terminate this Agreement, or (b) consummate the purchase of all of the Property for the full Property Consideration as required by the terms hereof, subject to the credits against the Property Consideration provided below. If Transferee elects to proceed with the purchase of all of the Property, then, upon the Closing, Transferee shall be given a credit against the Property Consideration due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by TRP as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then TRP's right, title and interest to such proceeds or awards shall be assigned to Transferee. If Transferee fails to give TRP notice within such five (5) business day period, then Transferee will be deemed to have elected to terminate this Agreement.

          12. Inspections. Prior to the Closing Date, TRP shall afford authorized representatives of Transferee reasonable access to the Property for purposes of satisfying Transferee with respect to the representations, warranties and covenants of TRP contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein. Transferee hereby agrees to indemnify and hold TRP harmless from any damage or injury to persons or property caused by Transferee or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Transferee shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

          13. Leases And Other Agreements; Capital Improvements

                   (a) Except as otherwise contemplated or permitted by this Agreement or approved by Transferee in writing, from the Effective Date to the Closing Date, TRP will cause TRP to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, TRP shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

                   (b) Notwithstanding the above terms of this Paragraph 13, TRP shall not without the prior written approval of Transferee, take any of the following actions:

                         (ii)  execute  or  terminate   any  new  lease,   lease
amendment or lease renewal covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof.

                         (iii) Except as set forth in Subparagraph  4(i),  enter
into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to any one or more of the Individual Properties requiring payments to or by TRP in excess of $10,000 per annum, or the performance of services by TRP the value of which is in excess of $10,000 per annum; or

                         (iv) waive or modify any  material  term under any Loan
Document.

                   (c) In connection with any new leases or Lease modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 13(b) above, the cost of tenant improvement work and leasing commissions shall be prorated between Transferee and TRP as of the Closing based on the portion of the lease term, if any, occurring before the Closing Date and the portion of the lease term occurring on and after such date. Notwithstanding the foregoing, TRP shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), and TRP's obligations with respect thereto shall survive the Closing.

                   (d) Between the Effective Date and the Closing, TRP shall continue to undertake capital improvements with respect to the Individual Properties in the ordinary course. TRP acknowledges that it has performed certain repair work to the decks at the Mission East Property and, that notwithstanding anything to the contrary contained in this Agreement, TRP shall be responsible for payment of all such work performed by or on behalf of TRP prior to Closing.

          14. Cooperation. TRP and Transferee shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. TRP hereby irrevocably authorize Transferee and its agents to make all inquiries of any third party, including any governmental authority, as Transferee may reasonably require to complete its due diligence.

          15. Miscellaneous.

                   (a)Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

          If to TRP:           c/o Trust Realty Advisors
                               2361 Campus Drive, Suite 204
                               Irvine, California  92715
                               Att'n:  John Provine
                               Telephone:  (714) 852-7900
                               Fax No.:  (714) 852-0730

          With a copy to:      McDermott, Will & Emery
                               1301 Dove Street, Suite 500
                               Newport Beach, California 92660-2444
                               Att'n:  Thomas Brown
                               Telephone:  (714) 851-0633
                               Fax :  (714) 851-9348

          If to Transferee:    Glenborough Properties, L.P.
                               400 South El Camino Real
                               San Mateo, California 94402-1708
                               Att'n:  Frank E. Austin
                               Telephone:  (415) 343-9300
                               Fax:  (415) 343-9690

         With a copy to:       Morrison & Foerster LLP
                               755 Page Mill Road
                               Palo Alto, CA 94304-1018
                               Att'n:  Philip J. Levine
                               Telephone:  (415) 813-5613
                               Fax :  (415) 494-0792

or such other address as either party may from time to time specify in writing to the other.

                   (b) Brokers and Finders. Except for John Provine who shall be paid a finder's fee by Transferee pursuant to the terms of the Provine Agreement, neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the other broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

                   (c) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Transferee shall have the right, with notice to TRP and TRA (and only with TRP'S and TRA's consent, which consent may be withheld in their respective sole discretion), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date. In the event of an approved assignment by Transferee, Transferee shall not be relieved of any and all obligations under this Agreement and any other instruments executed pursuant hereto, but such assignee(s) shall be substituted in its place and will assume all obligations of Transferee hereunder. Neither TRP nor TRA shall have the right to assign any of their respective interest in this Agreement.

                   (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by TRP, TRA and Transferee.

                   (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and the Closing, or, to the extent the context requires, beyond any termination of this Agreement.

                   (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties recognize that, with respect to some of the Individual Properties located outside of the State of California, it may be necessary for the parties to comply with certain aspects of the law of such states in order to consummate the purchase and sale of Individual Properties pursuant hereto. The parties agree to comply with such other laws to the extent necessary to consummate the purchase and sale of such Individual Properties, provided that it is the parties' intent that the provisions of this Agreement be applied to each Individual Property in a manner which results in the greatest consistency possible. For this reason, and because of the large number of Individual Properties located in the

State of California, the parties have agreed that California law shall govern with respect to the purchase and sale of each Individual Property pursuant hereto to the greatest extent possible.

                   (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof.

                   (h) Enforcement. If either party hereto fails to perform any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

                   (i) Time of the Essence. Time is of the essence of this Agreement.

                   (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

                   (k) Marketing. TRP agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

                   (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both TRP, TRA and Transferee shall have executed this Agreement.

                   (m)  Confidentiality.  Transferee,  TRP  and TRA  shall  each maintain as confidential any and all material or information about the other or, in the case of Transferee and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and TRP, to Transferee's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

                   (n)   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          16. Special Provisions Regarding Texas Property. With respect to any Individual Property located in the state of Texas, Transferee hereby represents and warrants that

(i) Transferee is not in a significantly disparate bargaining position with TRP,
(ii) Transferee is represented by legal counsel in connection with the transactions contemplated by this Agreement, and (iii) such Individual Property is not a family residence occupied or to be occupied as Transferee's residence. Transferee hereby waives any claim it may now have or which arises in the future against TRP, its heirs, personal representatives, agents, employees, directors, officers, agents, representatives, successors and assigns arising by virtue of the provisions of the Texas Business and Commerce Code Section 17.41, et seq., other than Section 17.555, which relates, in whole or in part, to this Agreement, any such Individual Property, or any transaction between the parties hereto relating to or arising out of this Agreement.

          17. Non-Recourse Allocation. Transferee and GRTI agree that up to $11 million of non-recourse mortgage debt shall be allocated to TRP or an entity designated by TRP for not less than twenty-five (25) years, so as to provide continuing debt basis for income tax purposes.

          18. Determination of Material Inaccuracy. Notwithstanding any provision of this Agreement to the contrary, Transferee shall not be entitled to any right or remedy under this Agreement with respect to the first $10,000 in damages suffered by Transferee as a result of any inaccuracies in any representations or warranties (on a cumulative basis and not per each such inaccuracy) made by TRP and/or TRA pursuant to Paragraph 8 hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                   Transferee:    GLENBOROUGH PROPERTIES, L.P.
                                  a California limited partnership


Dated:                            By Glenborough Realty Trust Incorporated,
                                     a Maryland corporation, its general partner



                                  By:
                                  Its:


                                  TRP:    TRUST REALTY PARTNERS
                                          a California general partnership

                              By Trust Realty Advisors, a California corporation


                                  By:
                                  Its:

                                  By TRP-LLC, a ____________________


                                  By:
Dated:                            Its:



                                          TRA:    TRUST REALTY ADVISORS
                                                  a California corporation
Dated: _____________


                                  By:
                                  Its:

                                LIST OF EXHIBITS


Exhibit A  -                 Registration Rights Agreement
Exhibit B  -                 Certificate Re: Representations and Warranties
Exhibit C-1 - C-6            Deeds
Exhibit D  -                 Assignment of Leases
Exhibit E  -                 Bill of Sale
Exhibit F  -                 Assignment of Service Contracts
Exhibit G  -                 Assignment of Management and Leasing Agreement
Exhibit H  -                 FIRPTA Affidavit
Exhibit I  -                 California Form 590-RE
Exhibit J  -                 Estoppel Certificate
Exhibit K  -                 Rent Roll

                                LIST OF SCHEDULES


Schedule 1(a)  -             Real Property
Schedule 2(a)(ii)  -         Loans
Schedule 3  -                Permitted Exceptions
Schedule 7  -                Apartment Properties
Schedule 8(f)  -             Litigation
Schedule 8(g)  -             Outstanding Contracts
Schedule 8(h)  -             Personal Property
Schedule 8(j)  -             Loan Documents
Schedule 10(d)  -            List of Entities

                                  SCHEDULE 1(a)

                                  REAL PROPERTY

                                SCHEDULE 2(a)(ii)

                                      LOANS

                                   SCHEDULE 3

                              PERMITTED EXCEPTIONS

                                   SCHEDULE 7

                              APARTMENT PROPERTIES


1.       Sahara Gardens

2.       Villas De Mission

                                  SCHEDULE 8(f)

                                   LITIGATION

                                      NONE

                                  SCHEDULE 8(g)

                              OUTSTANDING CONTRACTS

                                      NONE

                                  SCHEDULE 8(h)

                                PERSONAL PROPERTY

                                      NONE

                                  SCHEDULE 8(j)

                                 LOAN DOCUMENTS

                                 SCHEDULE 10(d)

                                LIST OF ENTITIES



1.       AUGUST INCOME/GROWTH FUND VI, a California limited partnership;

2.       AUGUST PROPERTIES FUND II, a California limited partnership;

3.       AUGUST INCOME/GROWTH FUND V, a California limited partnership;

4.       AUGUST INCOME/GROWTH FUND 82, a California limited partnership;

5.       AUGUST PROPERTIES FUND III, a California limited partnership; and

6.       AUGUST PROPERTIES FUND 82, a California limited partnership.

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

              CERTIFICATE REGARDING REPRESENTATIONS AND WARRANTIES


          TRUST REALTY PARTNERS, a California general partnership ("TRP"), and TRUST REALTY ADVISORS, a California corporation ("TRA"), understand that GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Transferee"), is accepting from TRP and TRA the Property, and the Management Agreement and Leasing Agreement, respectively, pursuant to that certain Contribution Agreement, dated as of the ___ day of August, 1996 (the "Contribution Agreement") and that in connection therewith, Transferee and its successors and assigns, may rely upon the truth and accuracy of the information contained in this certificate in accepting the Property and the Management Agreement and Leasing Agreement. Any term used herein which is capitalized but not otherwise defined shall have the meaning set forth in the Contribution Agreement.

          TRP and TRA each represent and warrant to Transferee that all representations and warranties of TRP and TRA under the Contribution Agreement are true and correct in all material respects as of the Closing Date.

                  Dated as of the ___ day of __________, 1996.


                                            TRP:

                                            TRUST REALTY PARTNERS,
                                            a California general partnership


                                            By:

                                            Its:


                                            TRA:

                                            TRUST REALTY ADVISORS,
                                            a California corporation


                                            By:

                                            Its:

                                   EXHIBIT C-1

                                 CALIFORNIA DEED

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304-1018
Attention:  __________________

MAIL TAX STATEMENTS TO:
_____________________________
_____________________________
_____________________________
Attention:_____________________

          Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.


                                   GRANT DEED

          FOR VALUABLE  CONSIDERATION,  receipt of which is hereby acknowledged,
______________________________________________       hereby       grants      to
____________________________________________,  the real property  located in the
City of __________, County of _______________, State of California, described as follows:



          Executed as of this ___ day of _____________, 1996.



_________________________________

[GRANTOR}


                                [ADD NOTARY FORM]

______________, 1996

________ County Recorder
_______________________
_______________________
_______________________

                  Re:  Request That Statement of Documentary
                  Transfer Tax Not be Recorded

Dear Sir or Madam:

          Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

          The  attached  deed  names  ____________________________________  , as grantor and ______________________________________, as grantee.

          The property being transferred and described in the attached deed is located in the City of ____________, County of _______________, State of California.

          The amount of Documentary Transfer Tax due on the attached deed is $________ computed on full value of the property conveyed.



                                            ________________________________

                                   EXHIBIT C-2

                               FORM OF TEXAS DEED

                              SPECIAL WARRANTY DEED

Date:  __________, 199_

Grantor:  ____________________

Grantor's Mailing Address (including country):

_________________________________________________________________
City of __________, County of __________, State of __________ (__) zip code

Grantee:  ____________________

Grantee's Mailing Address (including county):

_________________________________________________________________
City of __________, County of __________, State of __________ (__) zip code

Consideration:

TEN DOLLARS ($10.00) and other valuable consideration to the undersigned paid by the Grantee herein named, the receipt and sufficiency of which is hereby acknowledged.

Property (including any improvements):

See Schedule 1 attached hereto and incorporated herein for all purposes

Current ad valorem taxes on the property having been prorated as of the date hereof, Grantee assumes the payment of same.

Grantor grants, sells and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in anywise belonging, to have and to hold same to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators and successors to warrant and forever defend all and singular the property unto Grantee and Grantee's heirs, executors, administrators, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof when the claim is by, through, or under Grantor, but not otherwise.

When the context requires, singular nouns and pronouns include the plural.

Executed on this __________ day of __________, 19__.

                                                 ______________________________



                                                     By:  ______________________
                                                     Name:  ____________________
                                                     Title:  ___________________

                        [Signatures must be acknowledged]

WHEN RECORDED, RETURN TO:

Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304
Attn:  Philip J. Levine, Esq.

                              ASSIGNMENT OF LEASES



          THIS ASSIGNMENT ("Assignment") dated as of October __, 1996, is entered into by and between TRUST REALTY PARTNERS, a California general partnership ("Assignor"), and GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Assignee").

                              W I T N E S S E T H :

          WHEREAS, Assignor is the lessor under certain leases executed with respect to certain real property described in Exhibit A attached hereto (the "Property"), which leases are described in Schedule 1 attached hereto (the "Leases"); and

          WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

          NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as otherwise set forth in the Contribution Agreement (as defined in paragraph 7 below), effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     6. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     7. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in that certain Contribution Agreement dated as of August 23, 1996, by and among Assignor, Assignee, and Trust Realty Advisors(the "Contribution Agreement")).

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.



             ASSIGNOR:  TRUST REALTY PARTNERS,
                                                a California general partnership


                                By:

                                Its: ___________________________


             ASSIGNEE:  GLENBOROUGH PROPERTIES, L.P.,
                                                a California limited partnership


                                By:

                                Its: ___________________________

                                  Exhibit A to
                                   Assignment
                                    of Leases


                              Property Description

                                  Schedule 1 to
                                   Assignment
                                    of Leases

                              WARRANTY BILL OF SALE

          For good and valuable consideration the receipt of which is hereby acknowledged, TRUST REALTY PARTNERS, a California general partnership ("TRP"), does hereby sell, transfer, and convey to GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Transferee"), all personal property owned by TRP and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Contribution Agreement dated as of August 23, 1996, between TRP, Transferee and Trust Realty Advisors), including, without limitation, those items described in Schedule A attached hereto.

          TRP does hereby represent to Transferee that TRP is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that TRP has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Transferee, its successors and assigns, against the claims and demands of all persons whomsoever.

DATED this ____ day of October, 1996.



                                          TRP: TRUST REALTY PARTNERS,
                                                a California general partnership


                                                   By:

                                                   Its: _______________________

                                  Schedule A to
                              Warranty Bill of Sale

                         ASSIGNMENT OF SERVICE CONTRACTS
                            WARRANTIES AND GUARANTIES
                          AND OTHER INTANGIBLE PROPERTY


     THIS ASSIGNMENT ("Assignment") is made and entered into as of this _____ day of October, 1996, by TRUST REALTY PARTNERS, a California general partnershp ("Assignor"), to GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Assignee").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

          (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

          (b)all of the Service Contracts listed in Schedule 2 attached hereto; and

          (c) any Intangible Property (as defined in that certain Contribution Agreement dated as of August 23, 1996 among Assignor, Assignee (or Assignee's predecessor in interest) and Trust Realty Advisors, a California corporation (the "Contribution Agreement")).

ASSIGNOR AND ASSIGNEE FURTHER HEREBY AGREE AND COVENANT AS FOLLOWS:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Except as otherwise set forth in the Contribution Agreement, effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     4. This Assignment shall be governed by and construed and in accordance with the laws of the State of California.

     5. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Contribution Agreement).

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.



             ASSIGNOR:  TRUST REALTY PARTNERS,
                                                a California general partnership


                                                   By:

                                                   Its: _______________________


      ASSIGNEE:  GLENBOROUGH PROPERTIES, L.P.,
                                                a California limited partnership


                                                   By:

                                                   Its: ________________________

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property


                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property


                            List of Service Contracts

                                    EXHIBIT G

                 ASSIGNMENT OF MANAGEMENT AND LEASING AGREEMENT



     THIS ASSIGNMENT ("Assignment") dated as of _________________, 19__, is entered into by and between ________ _______________________________, a
________________________  ("Assignor"),  and  __________________________________
_________________, a ________________________ ("Assignee").

                              W I T N E S S E T H :

     WHEREAS, (i) Assignor is the Manager under that certain Property and Asset Management and Administrative Services Agreement dated as of July 26, 1993 between Assignor, as manager, and Trust Realty Partners, a California general partnership ("TRP"), as owner (the "Management Agreement") and; (ii) Assignor is the _____ under that certain _______ dated as of _____ between Assignor, as _____ , and TRP as owner (the "Leasing Agreement"; which together with the Management Agreement are herein collectively referred to as the "Assigned Agreements"); and

     WHEREAS, Assignor desires to assign its interest in the Assigned Agreements to Assignee to the extent applicable to the Property (as defined in that certain Contribution Agreement dated as of ____ , 1996 among Assignor, TRP and Assignee (the "Contribution Agreement")); and Assignee desires to accept the assignment thereof to the extent applicable to the Property.

     NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Assigned Agreements.

     2. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the manager's obligations under the Assigned Agreements.

     3. Except as otherwise set forth in the Contribution Agreement, effective as of the Effective Date, Assignee hereby assumes all of the manager's obligations under the Assigned Agreements and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the manager's obligations under the Assigned Agreements.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     6. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Contribution Agreement).

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.



      ASSIGNOR:  TRUST REALTY ADVISORS
                 a California corporation


                 By:_________________________________________

                 Its:________________________________________



       ASSIGNEE:  GLENBOROUGH PROPERTIES, L.P.
                  a California Limited Partnership


                  By:Glenborough Realty Trust Incorporated

                  Its: General Partner


                  By:_________________________________________

                  Its:________________________________________

                                    EXHIBIT H

                            CERTIFICATE OF TRANSFEROR
                            OTHER THAN AN INDIVIDUAL
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform , the transferee of certain real property located in , that withholding of tax is not required upon the disposition of such U.S. real property interest by , a ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


Dated:                      , 19__.


                                           _____________________________________
                                                     [Individual signature line]
                                                     on behalf of
                                           _____________________________________
                                                     a _________________________

                                    EXHIBIT I

                             CALIFORNIA FORM 590-RE

                                    EXHIBIT J

                          TENANT'S ESTOPPEL CERTIFICATE

                                 TENANT ESTOPPEL

__________________Re:



The undersigned, as Lessee under that certain Lease dated __________________, made with ___________________________, as Lessor, does hereby certify to GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("GPLP"), its successors and assigns:

1. That the copy of the Lease attached hereto as Exhibit A is a true and complete copy of the Lease and the Lease is now in full force and effect and has not been amended, modified or assigned except as attached hereto and the Lease is the only agreement between Lessor and the undersigned regarding the leased premises;

2. That its leased premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises and that it now occupies the same, and is open for business;

3. That the Lease term began on ___________ , 19___, that it began paying rent on ___________, 19___, that it pays rent on a current basis, that, save only as may be required by the terms of the Lease, no rent has been or will be paid by the Lessee during the term of this lease for more than one month in advance, that the rent payable under the Lease is the amount of fixed rent provided thereunder, which is net annual rent payable to Lessor of $______________, and that there is no claim or basis for an adjustment thereto;

4. That there exist no defenses or offsets to enforcement of the Lease by the Lessor and that there are, as of the date hereof, no defaults or breaches on the part of the Lessor and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default or breach by Lessor, under the Lease known to the undersigned and the undersigned has made no claim against the Lessor;

5. That all required common areas have been completed and all required parking spaces have been furnished and/or all parking ratios have been met.

6. That all and any special conditions to be performed by Lessor prior to or at commencement of the term of the Lease or as a condition therefor have been performed and satisfied.

7. That the Lessee shall not look to GPLP, its successors or assigns for the return of the security deposit, if any, under the Lease unless the same is actually delivered to GPLP as security for our performance under the Lease.

8. That Lessee is in full compliance with all Federal, State and Local laws, ordinances, rules and regulations affecting its use of the premises, including, but not limited to the handling, storage and disposal of hazardous and/or toxic materials used or generated as a result of its business conducted on or about the leased premises.

9. That Lessee has not entered into any sublease, assignment or other agreement transferring any of its interest in the Lease or the leased premises.

It is understood that GPLP requires this statement from the undersigned as a condition to the purchase of the property comprising the leased premises.


Date: _________________


                                          Lessee:  _____________________________
                                          By:      _____________________________
                                          Name:    _____________________________
                                          Title:   _____________________________

                                    EXHIBIT K

                                    RENT ROLL

                                    EXHIBIT L

                                PROVINE INDEMNITY